UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007

QUEPASA Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33105

Nevada	86-0879433
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7550 E. Redfield Rd.

Suite A

Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

480-348-2665

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Form 8-K/A filed on February 8, 2007, Quepasa Corporation (the “Company”) dismissed Ehrhardt Keefe Steiner & Hottman, PC as its independent registered public accounting firm on January 31, 2007. On February 8, 2007, the Company engaged Perelson Weiner LLP (“Perelson’) as its new independent registered public accounting firm. The decision to engage Perelson was approved by the Company’s Audit Committee of the Board of Directors.

During the fiscal years ended December 31, 2004 and 2005, and through February 8, 2007, the Company did not consult with Perelson on: (i) the application of accounting principles to a specified transaction, either complete or contemplated; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Perelson concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, except as follows: Perelson was consulted on the accounting for warrants that were issued by the Company in March 2006 (a) to an investment group, and (b) pursuant to an employment agreement, and Perelson concluded that the Company’s application of accounting principles generally accepted in the United States to these transactions was appropriate; or (ii) any matter that was either the subject of a disagreement or event, as those terms are defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

During the fiscal years ended December 31, 2004 and 2005, and through February 8, 2007, the Company did not consult with Perelson on any other matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-B.

On February 12, 2007, prior to the filing of this report, the Company provided Perelson with a copy of the foregoing disclosures and requested that Perelson furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Perelson has provided such a letter, which states that it agrees with the statements concerning it in this Item 4.01. A copy of the letter that Perelson furnished in response to the Company’s request is filed as exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Perelson Weiner LLP, dated February 12, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date February 12, 2007	/s/ Charles B. Mathews
Charles B. Mathews Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter dated February 12, 2007 from Perelson Weiner LLP.